[PHOTO OMITTED]




                         Semiannual Report June 30, 2002



Oppenheimer

TOTAL RETURN FUND, INC.








                                         [LOGO OMITTED]
                                         OPPENHEIMERFUNDS [REGISTRATION MARK]
                                         THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS

FUND OBJECTIVE
Oppenheimer Total Return Fund, Inc. seeks high total return.


    CONTENTS

 1  Letter to Shareholders

 3  An Interview with
    your Fund's Managers

 8  Financial
    Statements

30  Directors and Officers

32  Privacy Policy Notice



CUMULATIVE TOTAL RETURNS*
          For the 6-Month Period
          Ended 6/30/02

          Without      With
          Sales Chg.   Sales Chg.
-----------------------------------
Class A     -10.48%      -15.63%
-----------------------------------
Class B     -10.87       -15.33
-----------------------------------
Class C     -10.78       -11.67
-----------------------------------
Class N     -10.62       -11.51
-----------------------------------
Class Y     -10.48



AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 6/30/02

          Without      With
          Sales Chg.   Sales Chg.
-----------------------------------
Class A     -14.91%      -19.80%
-----------------------------------
Class B     -15.67       -19.87
-----------------------------------
Class C     -15.60       -16.44
-----------------------------------
Class N     -15.20       -16.03
-----------------------------------
Class Y     -14.85




  SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

 *SEE NOTES PAGE 7 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS


[PHOTOS OMITTED]

James C. Swain
Chairman
Oppenheimer
Total Return Fund, Inc.

John V. Murphy
President
Oppenheimer
Total Return Fund, Inc.




Dear Shareholder,

Although we're well into 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to for help in deciding where to invest their money. When it comes to investing, words like trust, experience and consistency have never been more meaningful.

   Despite the continued challenges, there are signs of a slow but steady recovery in the U.S. economy. Rooted in a combination of low inflation, little pressure on the Federal Reserve Board (the Fed) to raise interest rates and the resilient U.S. consumer, business conditions are gradually improving. We believe the prospects for long-term investors look bright.

   In the short term, however, one factor unnerving the markets is what the investment industry refers to as "headline risk." That is, the chances of a company receiving negative media attention for actual or perceived wrongdoing. Over the last year, scandals in the accounting industry and on Wall Street and stories of poor leadership in big corporations have fueled this negative attention, creating an atmosphere of mistrust between investors and many big businesses. Consequently, the prices of individual stocks have fallen sharply over short periods of time, leaving many shareholders wondering what effect these price drops can have on mutual funds.

   The fact is, mutual funds, while certainly not immune to declining stock prices, offer clear-cut advantages over direct ownership of individual stocks. Perhaps the biggest advantage is the inherent diversification of many mutual funds. Because fund portfolios often contain a number of different investments, one



1  OPPENHEIMER TOTAL RETURN FUND, INC.

LETTER TO SHAREHOLDERS


company's poor performance usually does not have a dramatic effect on the fund as a whole. In addition, OppenheimerFunds portfolio management teams are made up of experienced professionals with the skills, experience and resources necessary to make informed investment decisions.

   Your financial advisor is an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.

   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds, THE RIGHT WAY TO INVEST.

Sincerely,


/s/ James C. Swain           /s/ John V. Murphy
___________________          ___________________
James C. Swain               John V. Murphy
July 22, 2002




THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.

2  OPPENHEIMER TOTAL RETURN FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS


Portfolio Management
Team
Bruce Bartlett
Chris Leavy


Q  HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE DURING THE PERIOD?

A. The six-month period that ended June 30, 2002 proved generally unfavorable for the overall market. While we would have liked to deliver higher returns during the period, we are pleased that the Fund performed well compared to its peers.(1) Our disciplined growth and value strategies both made strong contributions to the Fund's relatively good results, working well together during the period as a whole.


WHAT MADE THIS SUCH A CHALLENGING PERIOD?

During the past six months, we began to see indications that the U.S. economy was emerging from recession. However, the pace of recovery proved slower than many observers had forecast, raising doubts regarding the ability of many companies to meet earnings and revenue expectations. In particular, most growth-oriented technology and telecommunications companies continued to suffer from relatively low levels of corporate capital spending. The market's uncertainties were heightened by the accounting irregularities that surfaced at a few well-known companies, causing them to file for bankruptcy and raising broader concerns regarding the integrity of corporate reporting procedures. International political tensions further undermined confidence in the market.


HOW DID YOU MANAGE THE FUND'S INVESTMENTS IN LIGHT OF THESE CONDITIONS?

Among growth-oriented stocks, we emphasized companies that have exhibited consistent, predicable earnings growth, rather than seeking the fastest-growing companies. We believe companies that deliver consistent growth during these challenging economic times are most likely to be well rewarded by the market. On the value side, we generally focused on companies that we believed were well positioned for upturns in various


1. The Fund's performance is compared to the average of the total return of the 873 funds in the Lipper Large-Cap Core Fund category, -13.66%, for the six-month period ended 6/30/02.


3  OPPENHEIMER TOTAL RETURN FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS

cyclical businesses, such as defense contractors in the capital goods sector. We also invested in companies that have implemented operational or management changes that we believe offer the prospect of above-average earnings expectations within the next two to three years.


WHICH SECTORS AND INVESTMENTS CONTRIBUTED MOST TO THE FUND'S RELATIVELY GOOD PERFORMANCE?

One of the Fund's strongest areas of performance included defense contractors, including Lockheed Martin Corp. While such stocks benefited from the increase in defense spending that accompanied the U.S.-led war on terrorism, our company-by-company investment discipline led us to select these stocks well in advance of their recent rise. As valuations of defense stocks began to outstrip company fundamentals during the period, we trimmed some of the Fund's defense-related positions.(2)

   Among financial companies, the Fund's single largest area of holdings, we invested in several entities that offered both growth and value characteristics. In particular, we concentrated on government sponsored agencies, such as Freddie Mac and SLM Corp., that offered highly predictable earnings and relatively little risk, an investment profile that served them well during the period. We also emphasized financial companies, such as mortgage insurers, that are positioned to benefit from a flat-to-rising interest rate environment in which fewer mortgage holders refinance their loans. By the same logic, we generally avoided banking institutions that appeared likely to suffer if interest rates hold steady or rise in the near future.

   We found a relatively large number of attractive investment opportunities among consumer companies that exhibited strong and improving rates of internal growth generated by relatively high levels of consumer spending. For example, Kohl's Corp. operates a successful chain of discounted name-brand department stores, and is expanding from its Midwest base of operations to establish a national presence. Other significant consumer-related investments included additional retailers, such



2. The Fund's holdings and allocations are subject to change.


4  OPPENHEIMER TOTAL RETURN FUND, INC.

as Costco Wholesale Corp. and Target Corp., as well as specialty manufacturers, such as Harley-Davidson, Inc.

   In health care, we added to the Fund's sizeable position in steadily-growing medical product and service providers, such as Baxter International, Inc. and Tenet Healthcare Corp. On the other hand, we avoided most large pharmaceutical firms, which are experiencing problems related to patent expirations and weak product pipelines.


WHAT INVESTMENTS WERE PRIMARILY RESPONSIBLE FOR THE FUND'S LOSSES?

Declines in a handful of individual stocks across various sectors drove the Fund's losses during the period. For example, AT&T Corp. declined along with most other telecommunications-related enterprises. However, company fundamentals remained attractive, and we continued to consider it an attractive long-term holding. Another of the Fund's long-time holdings came under pressure when questions arose regarding its accounting practices. In that instance, lingering uncertainties regarding the company's future prospects led us to sell the Fund's position. However, the loss we sustained on this stock during the period was minor compared to the excellent returns that the holding generated in previous years.


WHAT IS YOUR OUTLOOK FOR THE FUND?

We believe the economy and markets are at a transition phase in which positive historical growth trends are increasingly likely to reassert themselves. However, markets are likely to remain volatile as long as investors remain uncertain regarding the timing and strength of the recovery. We believe the Fund's disciplined growth-and-value investment approach is particularly well suited to this uncertain environment. Our balance of coordinated growth-oriented and value-oriented investments should position the Fund to perform relatively well in a wide range of market conditions and economic cycles, making Oppenheimer Total Return Fund, Inc. a key part of THE RIGHT WAY TO INVEST.



AVERAGE ANNUAL
TOTAL RETURNS WITH
SALES CHARGE

For the Periods Ended 6/30/02(3)

Class A
1-Year    5-Year   10-Year
------------------------------
-19.80%   2.84%    10.26%

Class B            Since
1-Year    5-Year   Inception
------------------------------
-19.87%   2.92%    8.69%

Class C            Since
1-Year    5-Year   Inception
------------------------------
-16.44%   3.21%    8.13%

Class N            Since
1-Year    5-Year   Inception
------------------------------
-16.03%    N/A     -13.99%

Class Y            Since
1-Year    5-Year   Inception
------------------------------
-14.85%   4.19%    9.64%



3. See notes on page 7 for further details.



5  OPPENHEIMER TOTAL RETURN FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS




PORTFOLIO ALLOCATION(4)

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

o Stocks            85.9%
o Cash
  Equivalents        8.7
o Bonds              5.4





TOP TEN COMMON STOCK HOLDINGS(5)
----------------------------------------------------------------
Kohl's Corp.                                             5.0%
----------------------------------------------------------------
SLM Corp.                                                4.8
----------------------------------------------------------------
Freddie Mac                                              3.6
----------------------------------------------------------------
Dominion Resources, Inc.                                 2.6
----------------------------------------------------------------
AT&T Corp.                                               2.5
----------------------------------------------------------------
Bed Bath & Beyond, Inc.                                  2.5
----------------------------------------------------------------
Sappi Ltd., Sponsored ADR                                2.4
----------------------------------------------------------------
Mattel, Inc.                                             2.4
----------------------------------------------------------------
Motorola, Inc.                                           2.4
----------------------------------------------------------------
Johnson & Johnson                                        2.3


TOP FIVE COMMON STOCK INDUSTRIES(5)
----------------------------------------------------------------
Diversified Financials                                  15.9%
----------------------------------------------------------------
Multiline Retail                                         9.2
----------------------------------------------------------------
Health Care Providers & Services                         6.2
----------------------------------------------------------------
Health Care Equipment & Supplies                         4.9
----------------------------------------------------------------
Commercial Services & Supplies                           4.8






4. Portfolio is subject to change. Percentages are as of June 30, 2002, and are based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of June 30, 2002, and are based on net assets.



6  OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deductions of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 10/2/47. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower.

CLASS B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



7  OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited

                                                                    MARKET VALUE
                                                          SHARES     SEE NOTE 1
================================================================================
COMMON STOCKS--87.2%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--19.0%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.7%
Delphi Corp.                                           1,604,900 $   21,184,680
--------------------------------------------------------------------------------
AUTOMOBILES--2.0%
Harley-Davidson, Inc.                                  1,115,000     57,166,050
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--2.4%
Mattel, Inc.(1)                                        3,206,900     67,601,452
--------------------------------------------------------------------------------
MEDIA--2.2%
Fox Entertainment Group, Inc., A Shares(2)             1,737,800     37,797,150
--------------------------------------------------------------------------------
News Corp. Ltd. (The), Sponsored ADR, Preference       1,304,600     25,765,850
                                                                 ---------------
                                                                     63,563,000

--------------------------------------------------------------------------------
MULTILINE RETAIL--9.2%
BJ's Wholesale Club, Inc.(2)                             425,000     16,362,500
--------------------------------------------------------------------------------
Costco Wholesale Corp.(2)                              1,340,000     51,750,800
--------------------------------------------------------------------------------
Family Dollar Stores, Inc.                               600,000     21,150,000
--------------------------------------------------------------------------------
Kohl's Corp.(2)                                        2,036,500    142,717,920
--------------------------------------------------------------------------------
Target Corp.                                             770,000     29,337,000
                                                                 ---------------
                                                                    261,318,220

--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.5%
Bed Bath & Beyond, Inc.(2)                             1,855,000     70,007,700
--------------------------------------------------------------------------------
CONSUMER STAPLES--3.0%
--------------------------------------------------------------------------------
FOOD & DRUG RETAILING--1.9%
Walgreen Co.                                           1,430,000     55,240,900
--------------------------------------------------------------------------------
TOBACCO--1.1%
Philip Morris Cos., Inc.                                 700,000     30,576,000
--------------------------------------------------------------------------------
ENERGY--3.1%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.5%
Noble Corp.(2)                                           353,800     13,656,680
--------------------------------------------------------------------------------
OIL & GAS--2.6%
Ashland, Inc.                                            660,000     26,730,000
--------------------------------------------------------------------------------
BP plc, ADR                                              923,700     46,637,613
                                                                 ---------------
                                                                     73,367,613

--------------------------------------------------------------------------------
FINANCIALS--20.9%
--------------------------------------------------------------------------------
BANKS--0.4%
Bank of America Corp.                                    150,000     10,554,000
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS--15.9%
AMBAC Financial Group, Inc.                              650,700     43,727,040
--------------------------------------------------------------------------------
American Express Co.                                     625,000     22,700,000
--------------------------------------------------------------------------------
Citigroup, Inc.                                        1,026,666     39,783,308
--------------------------------------------------------------------------------
Franklin Resources, Inc.                               1,199,600     51,150,944




8  OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                    MARKET VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS Continued
Freddie Mac                                            1,651,100 $  101,047,320
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                  450,000     15,264,000
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                332,700     13,474,350
--------------------------------------------------------------------------------
Moody's Corp.                                            600,000     29,850,000
--------------------------------------------------------------------------------
SLM Corp.                                              1,402,100    135,863,490
                                                                 ---------------
                                                                    452,860,452

--------------------------------------------------------------------------------
INSURANCE--4.6%
Allstate Corp.                                           462,200     17,092,156
--------------------------------------------------------------------------------
American International Group, Inc.                       835,000     56,972,050
--------------------------------------------------------------------------------
MBIA, Inc.                                               925,000     52,290,250
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                    50,000      4,235,000
                                                                 ---------------
                                                                    130,589,456

--------------------------------------------------------------------------------
HEALTH CARE--16.9%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.8%
Gilead Sciences, Inc.(2)                                 960,000     31,564,800
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(2)                            575,000     20,383,750
                                                                 ---------------
                                                                     51,948,550

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.9%
Baxter International, Inc.                             1,220,000     54,229,000
--------------------------------------------------------------------------------
Biomet, Inc.                                           1,475,000     40,002,000
--------------------------------------------------------------------------------
Stryker Corp.                                            827,500     44,279,525
                                                                 ---------------
                                                                    138,510,525

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--6.2%
AmerisourceBergen Corp.                                  515,400     39,170,400
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                    600,500     36,876,705
--------------------------------------------------------------------------------
Lincare Holdings, Inc.(2)                                666,000     21,511,800
--------------------------------------------------------------------------------
McKesson Corp.                                           634,500     20,748,150
--------------------------------------------------------------------------------
Service Corp. International(2)                         1,340,000      6,472,200
--------------------------------------------------------------------------------
Tenet Healthcare Corp.(2)                                710,000     50,800,500
                                                                 ---------------
                                                                    175,579,755

--------------------------------------------------------------------------------
PHARMACEUTICALS--4.0%
Johnson & Johnson                                      1,275,000     66,631,500
--------------------------------------------------------------------------------
Merck & Co., Inc.                                        200,000     10,128,000
--------------------------------------------------------------------------------
Pfizer, Inc.                                             440,000     15,400,000
--------------------------------------------------------------------------------
Pharmacia Corp.                                          458,800     17,182,060
--------------------------------------------------------------------------------
Schering-Plough Corp.                                    247,400      6,086,040
                                                                 ---------------
                                                                    115,427,600

9  OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                                    MARKET VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
INDUSTRIALS--7.9%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.0%
Boeing Co.                                               214,200 $    9,639,000
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                    680,800     47,315,600
                                                                 ---------------
                                                                     56,954,600

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--4.8%
Concord EFS, Inc.(2)                                   1,850,000     55,759,000
--------------------------------------------------------------------------------
First Data Corp.                                         865,000     32,178,000
--------------------------------------------------------------------------------
Republic Services, Inc.                                1,714,500     32,695,515
--------------------------------------------------------------------------------
Waste Management, Inc.                                   588,000     15,317,400
                                                                 ---------------
                                                                    135,949,915

--------------------------------------------------------------------------------
MACHINERY--1.1%
Caterpillar, Inc.                                        130,400      6,383,080
--------------------------------------------------------------------------------
Navistar International Corp.                             795,700     25,462,400
                                                                 ---------------
                                                                     31,845,480

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--7.3%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.4%
Motorola, Inc.                                         4,660,100     67,198,642
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.1%
EMC Corp.(2)                                             570,000      4,303,500
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES--1.2%
Titan Corp. (The)(2)                                   1,944,000     35,555,760
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.1%
Agere Systems, Inc., Cl. A                             7,774,977     10,884,968
--------------------------------------------------------------------------------
Agere Systems, Inc., Cl. B                             1,125,980      1,688,970
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A                                    390,000      6,840,600
--------------------------------------------------------------------------------
LSI Logic Corp.                                        1,241,000     10,858,750
                                                                 ---------------
                                                                     30,273,288

--------------------------------------------------------------------------------
SOFTWARE--2.5%
Microsoft Corp.(2)                                       800,000     43,760,000
--------------------------------------------------------------------------------
SAP AG (Systeme, Anwendungen, Produkte in
der Datenverarbeitung), Sponsored ADR                  1,100,000     26,719,000
                                                                 ---------------
                                                                     70,479,000

--------------------------------------------------------------------------------
MATERIALS--3.4%
--------------------------------------------------------------------------------
CHEMICALS--0.6%
FMC Corp.                                                530,700     16,011,219
--------------------------------------------------------------------------------
METALS & MINING--0.4%
Alcoa, Inc.                                              389,000     12,895,350




10  OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                    MARKET VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--2.4%
Sappi Ltd., Sponsored ADR                              4,855,700 $   68,076,914
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.6%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.6%
AT&T Corp.                                             6,776,200     72,505,340
--------------------------------------------------------------------------------
Millicom International Cellular SA(2)                      9,684         15,494
                                                                 ---------------
                                                                     72,520,834

--------------------------------------------------------------------------------
UTILITIES--3.1%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.1%
Dominion Resources, Inc.                               1,131,900     74,931,780
--------------------------------------------------------------------------------
Exelon Corp.                                             262,500     13,728,750
                                                                 ---------------
                                                                     88,660,530
                                                                 ---------------
Total Common Stocks (Cost $2,320,413,079)                         2,479,877,665

================================================================================
OTHER SECURITIES--0.5%
Nasdaq-100 Unit Investment Trust(2) (Cost $20,665,103)   575,900     15,013,713


                                                           UNITS
================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Per-Se Technologies, Inc. Wts., Exp. 2/23/10(3) (Cost $0)  2,204             --

                                                       PRINCIPAL
                                                          AMOUNT
================================================================================
U.S. GOVERNMENT OBLIGATIONS--5.5%
U.S. Treasury Bonds, 6.625%, 2/15/27                $ 25,675,000     28,836,209
--------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS:
6.17%, 2/15/20(4)                                    100,000,000     35,222,200
6.51%, 8/15/19(4)                                    100,000,000     36,583,400
6.92%, 11/15/18(4)                                    54,000,000     20,710,404
--------------------------------------------------------------------------------
U.S. Treasury Nts., 6.25%, 2/15/07                    31,200,000     34,149,929
                                                                 ---------------
Total U.S. Government Obligations (Cost $140,871,398)               155,502,142

================================================================================
SHORT-TERM NOTES--4.1%
Crown Point Capital Co., 1.81%, 8/9/02                20,000,000     19,960,783
--------------------------------------------------------------------------------
Fairway Finance Corp., 1.80%, 7/16/02                 22,621,000     22,604,034
--------------------------------------------------------------------------------
Neptune Funding Corp., 1.82%, 7/1/02                  50,000,000     50,000,000
--------------------------------------------------------------------------------
Wyeth, 1.87%, 7/3/02                                  25,000,000     24,997,403
                                                                 ---------------
Total Short-Term Notes (Cost $117,562,220)                          117,562,220

================================================================================
REPURCHASE AGREEMENTS--4.8%
Repurchase agreement with Banc One Capital
Markets, Inc., 1.90%, dated 6/28/02, to be
repurchased at $137,064,698 on 7/1/02,
collateralized by U.S. Treasury Bonds,
6.375%--8.125%, 11/15/16--8/15/27, with a
value of $49,441,582 and U.S. Treasury Nts.,
3.50%--5.50%, 1/31/03--11/15/06, with
a value of $90,527,272 (Cost $137,043,000)           137,043,000    137,043,000



11  OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                                    MARKET VALUE
                                                                     SEE NOTE 1
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (Cost $2,736,554,800)         102.1% $2,904,998,740
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                      (2.1)    (61,015,861)
                                                          ----------------------
NET ASSETS                                                100.0% $2,843,982,879
                                                          ======================



FOOTNOTES TO STATEMENT OF INVESTMENTS

1. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                  CONTRACTS      EXPIRATION      EXERCISE        PREMIUM        MARKET VALUE
            SUBJECT TO CALL            DATE         PRICE       RECEIVED          SEE NOTE 1
--------------------------------------------------------------------------------------------
Mattel, Inc.          2,493        10/21/02        $22.50       $317,553            $199,440


2. Non-income producing security.
3. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
4. Zero coupon bond reflects effective yield on the date of purchase.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





12  OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  Unaudited


June 30, 2002
================================================================================
ASSETS
Investments, at value (cost $2,736,554,800) --
  see accompanying statement                                     $2,904,998,740
--------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                2,602,423
Shares of capital stock sold                                            801,017
Other                                                                    11,142
                                                                 ---------------
Total assets                                                      2,908,413,322

================================================================================
LIABILITIES
Bank overdraft                                                        3,914,981
--------------------------------------------------------------------------------
Options written, at value (premiums received $317,553)                  199,440
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                50,607,668
Shares of capital stock redeemed                                      6,824,229
Distribution and service plan fees                                    1,677,493
Transfer and shareholder servicing agent fees                           659,981
Dividends                                                               102,252
Directors' compensation                                                   1,268
Other                                                                   443,131
                                                                 ---------------
Total liabilities                                                    64,430,443

================================================================================
NET ASSETS                                                       $2,843,982,879
                                                                 ===============

================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of capital stock                             $   30,630,714
--------------------------------------------------------------------------------
Additional paid-in capital                                        2,648,388,474
--------------------------------------------------------------------------------
Undistributed net investment income                                   2,567,620
--------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions             (6,165,982)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies            168,562,053
                                                                 ---------------
NET ASSETS                                                       $2,843,982,879
                                                                 ===============



13  OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  Unaudited / Continued


June 30, 2002
================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,276,684,223 and 244,614,315 shares of capital stock outstanding)       $9.31
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $9.88
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$437,981,221 and 47,692,053 shares of capital stock outstanding)          $9.18
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$76,350,284 and 8,309,768 shares of capital stock outstanding)            $9.19
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$3,990,954 and 431,033 shares of capital stock outstanding)               $9.26
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $48,976,197 and 5,259,973 shares of capital stock
outstanding)                                                              $9.31



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





14  OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS  Unaudited


For the Six Months Ended June 30, 2002
================================================================================
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $75,764)           $  12,409,855
--------------------------------------------------------------------------------
Interest                                                              7,620,339
                                                                  --------------
Total investment income                                              20,030,194

================================================================================
EXPENSES
Management fees                                                       8,171,648
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               2,669,229
Class B                                                               2,496,908
Class C                                                                 420,539
Class N                                                                   8,208
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               2,437,419
Class B                                                                 488,177
Class C                                                                  82,466
Class N                                                                   3,386
Class Y                                                                  82,419
--------------------------------------------------------------------------------
Shareholder reports                                                     349,072
--------------------------------------------------------------------------------
Custodian fees and expenses                                              81,294
--------------------------------------------------------------------------------
Trustees' compensation                                                   22,777
--------------------------------------------------------------------------------
Other                                                                   156,313
                                                                  --------------
Total expenses                                                       17,469,855
Less reduction to custodian expenses                                     (3,101)
Less voluntary waiver of transfer and shareholder
  servicing agent fees -- Class Y                                        (4,180)
                                                                  --------------
Net expenses                                                         17,462,574

================================================================================
NET INVESTMENT INCOME                                                 2,567,620

================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments (including premiums on options exercised)                26,040,946
Closing and expiration of option contracts written                    1,086,749
                                                                  --------------
Net realized gain                                                    27,127,695

--------------------------------------------------------------------------------
Net change in unrealized depreciation on investments               (374,949,786)
                                                                  --------------
Net realized and unrealized loss                                   (347,822,091)

================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(345,254,471)
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




15  OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                  JUNE 30, 2002    DECEMBER 31,
                                                    (UNAUDITED)            2001
================================================================================
OPERATIONS
Net investment income                            $    2,567,620  $   18,310,213
--------------------------------------------------------------------------------
Net realized gain (loss)                             27,127,695     (30,243,354)
--------------------------------------------------------------------------------
Net change in unrealized depreciation              (374,949,786)   (428,414,948)
                                                 -------------------------------
Net decrease in net assets resulting from
operations                                         (345,254,471)   (440,348,089)

================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                      --     (26,633,769)
Class B                                                      --        (454,728)
Class C                                                      --        (134,455)
Class N                                                      --         (14,619)
Class Y                                                      --        (559,748)
--------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                      --     (10,525,742)
Class B                                                      --      (2,290,986)
Class C                                                      --        (361,434)
Class N                                                      --          (5,226)
Class Y                                                      --        (191,858)

================================================================================
CAPITAL STOCK TRANSACTIONS
Net increase (decrease) in net assets resulting from
capital stock transactions:
Class A                                            (115,234,486)   (123,242,709)
Class B                                             (76,338,667)   (140,382,969)
Class C                                              (4,527,086)     (4,858,928)
Class N                                               2,952,135       1,362,136
Class Y                                               5,026,252         332,876

================================================================================
NET ASSETS
Total decrease                                     (533,376,323)   (748,310,248)
--------------------------------------------------------------------------------
Beginning of period                               3,377,359,202   4,125,669,450
                                                 -------------------------------
End of period (including undistributed net
investment income of $2,567,620 for the six
months ended June 30, 2002)                      $2,843,982,879  $3,377,359,202
                                                 ===============================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



16  OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

                                           SIX MONTHS                                                        YEAR
                                                ENDED                                                       ENDED
                                        JUNE 30, 2002                                                DECEMBER 31,
CLASS A                                   (UNAUDITED)        2001        2000        1999        1998        1997
==================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period          $ 10.40     $ 11.78      $13.25      $12.23      $11.00      $ 9.77
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .02         .08         .15         .14         .16         .16
Net realized and unrealized gain (loss)         (1.11)      (1.31)       (.84)       2.01        2.09        2.49
                                              --------------------------------------------------------------------
Total from investment operations                (1.09)      (1.23)       (.69)       2.15        2.25        2.65
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               --        (.11)       (.15)       (.12)       (.15)       (.14)
Dividends from net realized gain                   --        (.04)       (.63)      (1.01)       (.87)      (1.28)
                                              --------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                    --        (.15)       (.78)      (1.13)      (1.02)      (1.42)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $  9.31     $ 10.40      $11.78      $13.25      $12.23      $11.00
                                              ====================================================================

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)            (10.48)%    (10.43)%     (5.62)%     18.34%      21.16%      27.39%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)   $2,276,684  $2,665,614  $3,161,399  $3,157,204  $2,594,324  $2,237,603
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $2,504,378  $2,847,999  $3,382,139  $2,756,760  $2,387,815  $2,045,166
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                            0.31%       0.66%       1.17%       1.12%       1.31%       1.43%
Expenses                                         0.97%       0.90%       0.87%       0.87%       0.86%(3)    0.89%(3)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            55%        116%         61%         34%         38%         92%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



17  OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued


                                           SIX MONTHS                                                        YEAR
                                                ENDED                                                       ENDED
                                        JUNE 30, 2002                                                DECEMBER 31,
CLASS B                                   (UNAUDITED)        2001        2000        1999        1998        1997
==================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period          $ 10.30     $ 11.65      $13.10      $12.10      $10.89      $ 9.70
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (.02)       (.01)        .05         .04         .06         .07
Net realized and unrealized gain (loss)         (1.10)      (1.29)       (.84)       1.98        2.08        2.45
                                              --------------------------------------------------------------------
Total from investment operations                (1.12)      (1.30)       (.79)       2.02        2.14        2.52
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               --        (.01)       (.03)       (.01)       (.06)       (.05)
Distributions from net realized gain               --        (.04)       (.63)      (1.01)       (.87)      (1.28)
                                              --------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                    --        (.05)       (.66)      (1.02)       (.93)      (1.33)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $  9.18     $ 10.30      $11.65      $13.10      $12.10      $10.89
                                              ====================================================================

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)            (10.87)%    (11.15)%     (6.36)%     17.37%      20.25%      26.17%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)     $437,981    $570,715    $800,063  $1,152,235  $1,201,741    $986,713
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $502,790    $658,336    $964,967  $1,196,118  $1,080,395    $877,911
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                    (0.47)%     (0.13)%      0.37%       0.32%       0.50%       0.62%
Expenses                                         1.76%       1.69%       1.66%       1.67%       1.67%(3)    1.71%(3)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            55%        116%         61%         34%         38%         92%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




18  OPPENHEIMER TOTAL RETURN FUND, INC.

                                           SIX MONTHS                                                        YEAR
                                                ENDED                                                       ENDED
                                        JUNE 30, 2002                                                DECEMBER 31,
CLASS C                                   (UNAUDITED)        2001        2000        1999        1998        1997
==================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period          $ 10.30     $ 11.67      $13.13      $12.13      $10.92      $ 9.72
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (.03)       (.01)        .04         .04         .06         .07
Net realized and unrealized gain (loss)         (1.08)      (1.30)       (.82)       1.98        2.08        2.46
                                              --------------------------------------------------------------------
Total from investment operations                (1.11)      (1.31)       (.78)       2.02        2.14        2.53
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               --        (.02)       (.05)       (.02)       (.06)       (.05)
Distributions from net realized gain               --        (.04)       (.63)      (1.00)       (.87)      (1.28)
                                              --------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                    --        (.06)       (.68)      (1.02)       (.93)      (1.33)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $  9.19     $ 10.30      $11.67      $13.13      $12.13      $10.92
                                              ====================================================================

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)            (10.78)%    (11.24)%     (6.33)%     17.37%      20.20%      26.23%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)      $76,350     $90,440    $108,522     $75,886     $58,886     $36,657
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $84,727     $98,104    $ 97,172     $66,185     $46,558     $27,349
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                    (0.47)%     (0.13)%      0.37%       0.31%       0.50%       0.63%
Expenses                                         1.76%       1.69%       1.67%       1.68%       1.67%(3)    1.72%(3)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            55%        116%         61%         34%         38%         92%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



19  OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

                                                                  SIX MONTHS    PERIOD
                                                                       ENDED     ENDED
                                                               JUNE 30, 2002  DEC. 31,
CLASS N                                                          (UNAUDITED)   2001(1)
=======================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                                 $ 10.36    $11.38
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                    .07       .02
Net realized and unrealized loss                                       (1.17)     (.88)
                                                                      -----------------
Total from investment operations                                       (1.10)     (.86)
---------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                      --      (.12)
Distributions from net realized gain                                      --      (.04)
                                                                     ------------------
Total dividends and/or distributions to shareholders                      --      (.16)
---------------------------------------------------------------------------------------
Net asset value, end of period                                       $  9.26    $10.36
                                                                     ==================


=======================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                                   (10.62)%   (7.54)%

=======================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                              $3,991    $1,368
---------------------------------------------------------------------------------------
Average net assets (in thousands)                                     $3,318    $  593
---------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)                                           (0.06)%    0.20%
Expenses                                                                1.27%     1.23%
---------------------------------------------------------------------------------------
Portfolio turnover rate                                                   55%      116%


1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





20  OPPENHEIMER TOTAL RETURN FUND, INC.

                                           SIX MONTHS                                                        YEAR
                                                ENDED                                                       ENDED
                                        JUNE 30, 2002                                                DECEMBER 31,
CLASS Y                                   (UNAUDITED)        2001        2000        1999        1998        1997
==================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period          $ 10.40     $ 11.78      $13.26      $12.24      $11.00      $ 9.77
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .02         .09         .17         .17         .17         .18
Net realized and unrealized gain (loss)         (1.11)      (1.31)       (.84)       2.00        2.10        2.48
                                              --------------------------------------------------------------------
Total from investment operations                (1.09)      (1.22)       (.67)       2.17        2.27        2.66
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               --        (.12)       (.18)       (.14)       (.16)       (.15)
Distributions from net realized gain               --        (.04)       (.63)      (1.01)       (.87)      (1.28)
                                              --------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                    --        (.16)       (.81)      (1.15)      (1.03)      (1.43)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $  9.31     $ 10.40      $11.78      $13.26      $12.24      $11.00
                                              ====================================================================

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)            (10.48)%    (10.29)%     (5.54)%     18.53%      21.33%      27.53%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)      $48,976     $49,223     $55,685     $52,442     $38,874     $26,546
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $47,596     $50,147     $57,147     $47,152     $33,687     $21,977
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                            0.38%       0.80%       1.29%       1.32%       1.39%       1.60%
Expenses                                         0.91%       0.80%       0.75%       0.67%       0.80%(3)    0.74%(3)
Expenses, net of reduction to custodian
expenses and/or voluntary waiver of
transfer agent fees                              0.89%       0.76%        N/A         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            55%        116%         61%         34%         38%         92%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




21  OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Unaudited

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Total Return Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek a high total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.




22  OPPENHEIMER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated entities managed by OFI, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
   As of June 30, 2002, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $942,353. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

As of December 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                            EXPIRING
                            -----------------------
                            2009        $28,070,048

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.





23  OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




24  OPPENHEIMER TOTAL RETURN FUND, INC.

================================================================================
2. CAPITAL STOCK

The Fund has authorized 860 million shares of $.10 par value capital stock. Transactions in shares of capital stock were as follows:

                           SIX MONTHS ENDED JUNE 30, 2002       YEAR ENDED DECEMBER 31, 2001(1)
                                  SHARES           AMOUNT         SHARES                 AMOUNT
------------------------------------------------------------------------------------------------
CLASS A
Sold                          11,116,572    $ 111,350,858     25,921,086         $ 283,703,176
Dividends and/or
distributions reinvested              --               --      3,278,140            33,076,415
Redeemed                     (22,882,593)    (226,585,344)   (41,129,301)         (440,022,300)
                           ---------------------------------------------------------------------
Net decrease                 (11,766,021)   $(115,234,486)   (11,930,075)        $(123,242,709)
                           =====================================================================

------------------------------------------------------------------------------------------------
CLASS B
Sold                           2,294,557    $  22,594,737      7,471,668         $  81,063,268
Dividends and/or
distributions reinvested              --               --        259,417             2,594,550
Redeemed                     (10,017,845)     (98,933,404)   (20,966,189)         (224,040,787)
                           ---------------------------------------------------------------------
Net decrease                  (7,723,288)   $ (76,338,667)   (13,235,104)        $(140,382,969)
                           =====================================================================

------------------------------------------------------------------------------------------------
CLASS C
Sold                             646,832    $   6,356,509      1,980,889         $  21,586,341
Dividends and/or
distributions reinvested              --               --         46,377               464,379
Redeemed                      (1,114,382)     (10,883,595)    (2,550,987)          (26,909,648)
                           ---------------------------------------------------------------------
Net decrease                    (467,550)   $  (4,527,086)      (523,721)        $  (4,858,928)
                           =====================================================================

------------------------------------------------------------------------------------------------
CLASS N
Sold                             325,223    $   3,208,980        136,100         $   1,403,002
Dividends and/or
distributions reinvested              --               --          1,972                19,831
Redeemed                         (26,229)        (256,845)        (6,033)              (60,697)
                           ---------------------------------------------------------------------
Net increase                     298,994    $   2,952,135        132,039         $   1,362,136
                           =====================================================================

------------------------------------------------------------------------------------------------
CLASS Y
Sold                           1,395,314    $  13,651,224      2,157,290         $  23,718,885
Dividends and/or
distributions reinvested              --               --         74,490               751,606
Redeemed                        (869,404)      (8,624,972)    (2,222,825)          (24,137,615)
                           ---------------------------------------------------------------------
Net increase                     525,910    $   5,026,252          8,955         $     332,876
                           =====================================================================


1. For the year ended December 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to December 31, 2001, for Class N shares.


================================================================================
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2002, were $1,650,863,665 and $1,574,465,536, respectively.



25  OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. The Fund's management fee for the six months ended June 30, 2002 was an annualized rate of 0.52%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee. Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                AGGREGATE        CLASS A     CONCESSIONS     CONCESSIONS     CONCESSIONS     CONCESSIONS
                FRONT-END      FRONT-END      ON CLASS A      ON CLASS B      ON CLASS C      ON CLASS N
            SALES CHARGES  SALES CHARGES          SHARES          SHARES          SHARES          SHARES
SIX MONTHS     ON CLASS A    RETAINED BY     ADVANCED BY     ADVANCED BY     ADVANCED BY     ADVANCED BY
ENDED              SHARES    DISTRIBUTOR  DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------
June 30, 2002    $906,740       $306,341         $32,742        $744,175         $55,930         $25,586


1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


                         CLASS A        CLASS B         CLASS C         CLASS N
                      CONTINGENT     CONTINGENT      CONTINGENT      CONTINGENT
                        DEFERRED       DEFERRED        DEFERRED        DEFERRED
                   SALES CHARGES  SALES CHARGES   SALES CHARGES   SALES CHARGES
SIX MONTHS           RETAINED BY    RETAINED BY     RETAINED BY     RETAINED BY
ENDED                DISTRIBUTOR    DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------
June 30, 2002             $2,555       $575,245          $3,785             $61






26  OPPENHEIMER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended June 30, 2002, payments under the Class A Plan totaled $2,669,229, all of which were paid by the Distributor to recipients, and included $193,831 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the six months ended June 30, 2002, were as follows:

                                                               DISTRIBUTOR'S
                                                DISTRIBUTOR'S      AGGREGATE
                                                    AGGREGATE   UNREIMBURSED
                                                 UNREIMBURSED  EXPENSES AS %
               TOTAL PAYMENTS  AMOUNT RETAINED       EXPENSES  OF NET ASSETS
                   UNDER PLAN   BY DISTRIBUTOR     UNDER PLAN       OF CLASS
-----------------------------------------------------------------------------
Class B Plan       $2,496,908       $1,927,272     $2,615,767           0.60%
Class C Plan          420,539           56,458      1,489,711           1.95
Class N Plan            8,208            8,208         81,771           0.17


================================================================================
5. FOREIGN CURRENCY CONTRACTS
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.






27  OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

================================================================================
6. OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended June 30, 2002 was as follows:

                                                              CALL OPTIONS
                                          ---------------------------------
                                          NUMBER OF              AMOUNT OF
                                          CONTRACTS               PREMIUMS
---------------------------------------------------------------------------
Options outstanding as of
December 31, 2001                                --            $        --
Options written                              10,937              2,638,830
Options closed or expired                    (5,974)            (1,716,507)
Options exercised                            (2,470)              (604,770)
                                          ---------------------------------
Options outstanding as of
June 30, 2002                                 2,493            $   317,553
                                          =================================






28  OPPENHEIMER TOTAL RETURN FUND, INC.

================================================================================
7. ILLIQUID SECURITIES
As of June 30, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of June 30, 2002 was zero.

================================================================================
8. BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the six months ended or at June 30, 2002.






29  OPPENHEIMER TOTAL RETURN FUND, INC.

OPPENHEIMER TOTAL RETURN FUND, INC.

================================================================================
DIRECTORS AND OFFICERS   James C. Swain, Director, CEO and Chairman of the Board
                         John V. Murphy, Director and President
                         William L. Armstrong, Director
                         Robert G. Avis, Director
                         George C. Bowen, Director
                         Edward L. Cameron, Director
                         Jon S. Fossel, Director
                         Sam Freedman, Director
                         Beverly L. Hamilton, Director
                         Robert J. Malone, Director
                         F. William Marshall, Jr., Director
                         Bruce L. Bartlett, Vice President
                         Christopher Leavy, Vice President
                         Robert G. Zack, Vice President and Secretary
                         Brian W. Wixted, Treasurer
                         Katherine P. Feld, Assistant Secretary
                         Kathleen T. Ives, Assistant Secretary
                         Denis R. Molleur, Assistant Secretary

================================================================================
INVESTMENT ADVISOR       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER OppenheimerFunds Services
SERVICING AGENT

================================================================================
INDEPENDENT AUDITORS     Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL            Myer, Swanson, Adams & Wolf, P.C.

                         The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                         OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE, NEW YORK, NY 10018.




                         [COPYRIGHT MARK] Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

30  OPPENHEIMER TOTAL RETURN FUND, INC.

OPPENHEIMERFUNDS FAMILY

GLOBAL EQUITY          Developing Markets Fund               Global Fund
                       International Small Company Fund      Quest Global Value Fund
                       Europe Fund                           Global Growth & Income Fund
                       International Growth Fund
-------------------------------------------------------------------------------------------------
EQUITY                 STOCK                                 STOCK & BOND
                       Emerging Technologies Fund            Quest Opportunity Value Fund
                       Emerging Growth Fund                  Total Return Fund
                       Enterprise Fund                       Quest Balanced Value Fund
                       Discovery Fund                        Capital Income Fund
                       Main Street[REGISTRATION MARK]        Multiple Strategies Fund
                         Small Cap Fund                      Disciplined Allocation Fund
                       Small Cap Value Fund                  Convertible Securities Fund
                       MidCap Fund                           SPECIALTY
                       Main Street[REGISTRATION MARK]        Real Asset Fund[REGISTRATION MARK]
                         Opportunity Fund                    Gold & Special Minerals Fund
                       Growth Fund                           Tremont Market Neutral Fund, LLC(1)
                       Capital Appreciation Fund             Tremont Opportunity Fund, LLC(1)
                       Main Street[REGISTRATION MARK]
                         Growth & Income Fund
                       Value Fund
                       Quest Capital Value Fund
                       Quest Value Fund
                       Trinity Large Cap Growth Fund
                       Trinity Core Fund
                       Trinity Value Fund
-------------------------------------------------------------------------------------------------
INCOME                 TAXABLE                               ROCHESTER DIVISION
                       International Bond Fund               California Municipal Fund(3)
                       High Yield Fund                       New Jersey Municipal Fund(3)
                       Champion Income Fund                  New York Municipal Fund(3)
                       Strategic Income Fund                 Municipal Bond Fund
                       Bond Fund                             Intermediate Municipal Fund
                       Senior Floating Rate Fund             Rochester National Municipals
                       U.S. Government Trust                 Rochester Fund Municipals
                       Limited-Term Government Fund          Limited Term New York Municipal Fund
                       Capital Preservation Fund(2)          Pennsylvania Municipal Fund(3)
-------------------------------------------------------------------------------------------------
SELECT MANAGERS        STOCK                                 STOCK & BOND
                       Mercury Advisors Focus Growth Fund    QM Active Balanced Fund(2)
                       Gartmore Millennium Growth Fund II
                       Jennison Growth Fund
                       Salomon Brothers All Cap Fund(4)
                       Mercury Advisors S&P
                         500[REGISTRATION MARK] Index Fund(2)
-------------------------------------------------------------------------------------------------
MONEY MARKET(5)        Money Market Fund                     Cash Reserves


1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
2. Available only through qualified retirement plans.
3. Available to investors only in certain states.
4. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.




31  OPPENHEIMER TOTAL RETURN FUND, INC.

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

INFORMATION SOURCES

We obtain nonpublic personal information about our shareholders from the following sources:

o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.

We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY

In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:

o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service




32  OPPENHEIMER TOTAL RETURN FUND, INC.

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.
o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP

You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.525.7048.




33  OPPENHEIMER TOTAL RETURN FUND, INC.

INFORMATION AND SERVICES


GET THIS REPORT ONLINE!
With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll be able to quickly view, download and print them at your convenience. Sign up today at WWW.OPPENHEIMERFUNDS.COM.


-------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
-------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat (January-April) 10am-4pm ET
1.800.525.7048
-------------------------------------------------------------------------------
PHONELINK(1)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
-------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
-------------------------------------------------------------------------------
TICKER SYMBOLS  Class A: OPTRX       Class B: OTRBX         Class C: OTRCX
                Class N: OTRNX       Class Y: OTRYX
-------------------------------------------------------------------------------

1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.








                                            [LOGO OMITTED]
                                            OPPENHEIMERFUNDS[REGISTRATION MARK]
                                            Distributor, Inc.


RS0420.001.0602     August 29, 2002